united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Princeton Premium Fund
Class A Shares: PPFAX
Class I Shares: PPFIX

Annual Report
September 30, 2023

www.PrincetonPremiumFund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

November 30, 2023

Dear Investor,

Each year at this time, Princeton Premium Fund (“The Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended September 30, 2023 (the “Investment Period”), provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open-end mutual fund with approximately $305 million in assets under management as of September 30, 2023. The Fund seeks capital appreciation and income by attempting to collect premium each week through the sale of put options on the S&P 500 (SPX) that have approximately a six-to-eight day or less time frame to expiration. The Fund employs a rules-based system that is replicated weekly. Trades are typically placed at multiple times throughout the week. The options-based strategy seeks to generate a weekly profit and was profitable over the course of the Investment Period. Tactical portfolio management overlays are used to help mitigate volatility. By maintaining a weekly investment horizon and relying on over 65 years of history on market movement we believe it is possible to realize positive returns through option transactions. Risk metrics are utilized when trades are placed initially and to close existing trades in an attempt to mitigate potential losses.

Figure 1
The Fund’s Investment Results

As of September 30, 2023		Q4 2022	Q1 2023	Q2 2023	Q3 2023	One Year	Three Year	Since Mgmt. Change*	Since Inception*
PPFIX	Class I (NAV)*	1.50%	1.60%	1.51%	2.35%	7.14%	8.85%	10.16%	5.46%
PPFAX	Class A (NAV)*	1.44%	1.57%	1.48%	2.32%	6.99%	8.56%	9.86%	5.19%
PPFAX	Class A (Max Load)*	-4.38%	-4.29%	-4.35%	-3.60%	0.84%	6.44%	7.99%	4.29%
S&P 500 Total Return Index		7.56%	7.50%	8.74%	-3.27%	21.62%	10.15%	13.80%	12.37%
Bloomberg US Aggregate Bond Index		1.87%	2.96%	-0.84%	-3.23%	0.64%	-5.21%	-4.10%	0.28%

*      Inception date for the I and A share classes is 11/16/2016. The Fund had a significant change in management on 4/30/2020. Total returns are calculated with the traded NAV on September 29, 2023. Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

The Fund’s total annual operating expenses are 2.57% and 2.31% for the Class A and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2024. After this fee waiver, the expense ratios are 2.47% and 2.21% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

www.PrincetonPremiumFund.com	1.888.868.9501

Investment Results & Commentary

During the Investment Period the Fund’s Class I Shares appreciated by 7.14% and the Class A Shares appreciated by 6.99%. During the Investment Period the Fund’s Class I Shares posted 12 consecutive months of positive performance. Since the Fund had a significant change in management on April 30, 2023, the Class I Shares have appreciated by 10.16% (annualized). Since Inception the Fund’s Class I shares have appreciated by 5.46% (annualized).

Q4 2022

The Fourth Quarter of 2022 finally saw some relief for US equity markets to end 2022. Coming out of a -9.21% September 2022, the S&P 500 oscillated between gains and losses to begin October before breaking decidedly higher to finish October +8.10%. November started out on a more sour note, with the S&P 500 -3.13% through the 9th of the month. However, a seminal moment for the year occurred the next day when CPI was released and was (only!) +7.7% on a year-over-year basis. That release kicked off a cathartic one-day rally of over +5% for the S&P 500. Ultimately, the S&P 500 ended November 2022 +5.59%. December proved to be a different story as it became clear that the Fed still had a ways to go on the inflation fight. The S&P 500 declined -5.76% during December which would have been a terrible month during most years but was only the fourth-worst month in 2022. This brought a long year to a close with the S&P 500 -18.11% for 2022. It proved to be the worst year for the S&P 500 since 2008, and it was the fourth-worst year for the index in data going back to 1970.

U.S. equity volatility steadily declined throughout most of the Fourth Quarter of 2022. Implied volatility (as measured by the CBOE VIX Index) topped out for the quarter on the 11th of October at 33.63. It then steadily declined to 19.06 on December 2nd before picking back up to the 20-25 range to end the year. Overall, the VIX averaged 25.10 during the quarter and 25.60 for all of 2022. This was significantly higher than the average of 19.67 seen in 2021.

Tightening actions by the Federal Reserve continued to weigh heavily on fixed income during the quarter. The Bloomberg US Aggregate Index lost -1.30% in October 2022. The Agg did manage to have its third monthly gain in November of +3.68% when it became apparent that the current Fed tightening cycle will eventually end. December saw yet another loss for the Agg to bring 2022 to a close with the Agg -13.01% for 2022. This was, by over 1000 basis points, the worst year for the Agg in data going back to 1976. Looking at monthly data for the Agg, the index actually topped out in July 2020, and since then has been in a drawdown that bottomed (for now) at -17.18%. This is the worst drawdown for the Agg based on data going back to 1976.

The Princeton Premium Fund returned +1.50% in the Fourth Quarter of 2022. The Fund posted positive performance in each of the three months during the quarter. This brought 2022 performance for the Fund to +1.84%, which compares favorably to both the US equity (S&P 500) and fixed income (Agg) markets, which had returns of -18.11% and -13.01% respectively for the year.

In an environment such as the one that manifested itself in 2022, the Fund’s short-term approach to trading options has proved effective at adjusting to current market conditions. In addition, the Fund closed positions down early or wrote more conservative trades ahead of macroeconomic events or data reports, such as CPI releases and US Federal Reserve meetings as the risk surrounding these types of events increased significantly in 2022. We believe this approach was effective at keeping drawdowns to a minimum and much smaller than they would have been without this approach.

www.PrincetonPremiumFund.com	1.888.868.9501

Another key component of the Fund’s risk management protocols is to take multiple measures of volatility into account. Several of these measures were running at relatively elevated levels throughout the year. At times, this methodology caused the Fund to adopt a more conservative stance than normal, which we believe proved prudent at various times throughout the year.

During the quarter, the option trading strategy utilized by the Fund contributed positively to performance. In addition, the Fund’s allocation to fixed income securities and money market funds contributed positively to performance.

Q1 2023

US equity markets started out 2023 with their foot on the gas. In January a potent cocktail of declining inflation, warmer weather, “better than expected” earnings, a lapping of less than stellar Omicron Variant-inspired economic data from Q1 2022, and the reinvestment from one of the largest tax-loss-harvesting events in recent memory sent the S&P 500 +6.28% during the first month of 2023. The S&P 500 tacked on another +2.53% during the first two trading days of February, but that proved to be the peak for the index during the quarter. From there, the S&P 500 reversed course amid even higher interest rates and the rumblings of issues at certain banks.

These bank issues became real for markets in the first week of March, with Silvergate Bank stating it would go under voluntary liquidation on 03/08/2023. Two days later, Silicon Valley Bank entered FDIC receivership on the first Friday in March (03/10/2023). Just over a week later, Signature Bank was sold to New York Community Bank on 03/19/2023, the same day UBS entered into an agreement to buy Credit Suisse.

With two of the four biggest US bank failures in history (and potentially more on the way) one would be forgiven for thinking that would have weighed on US equity markets. However, the S&P 500 ultimately finished March up +3.67% to cap a +7.50% First Quarter of 2023.

U.S. equity volatility spent most of the quarter around historical averages. Implied volatility (as measured by the CBOE VIX Index) averaged 20.68 during the First Quarter of 2023, in-line with the long-term average. There was a spike in March, with the VIX Index rising 43% from the mid 18s to over 26 in six trading days at the beginning of March, but it quickly subsided to finish the quarter at 18.70.

The First Quarter of 2023 also saw increased attention (scrutiny) paid to options with less than one day until expiration. There has been much ink spilled about this new feature of the market and speculation surrounding whether it is retail or institutional trading and what impact these “0DTE” (0 Days To Expiration) options are having on the broader market or may have in the future.

Fixed income markets were lively during the First Quarter of 2023. The Bloomberg US Aggregate Index gained +3.08% in January before hawkish US Federal Reserve rhetoric sent the Agg down -2.59% in February. Something interesting then happened in March. As the banking crisis kicked off, a flight-to-quality trade kicked off with the Agg rising +2.54%. This meant the Agg finished Q1 2023 +2.96%. This performance came in the face of extreme volatility, with the ICE BofA MOVE Index (a barometer for implied volatility in fixed income markets) reaching 198, the highest level for the index since 2008.

www.PrincetonPremiumFund.com	1.888.868.9501

The Princeton Premium Fund returned +1.60% in the First Quarter of 2022. The Fund posted positive performance in each of the three months during the quarter.

During the quarter, the option trading strategy utilized by the Fund contributed positively to performance. In addition, the Fund’s allocation to fixed income securities and money market funds contributed positively to performance.

Q2 2023

U.S. equities started out mixed during the Second Quarter of 2023. The fallout from the banking crisis of March 2023 seemed to continue to weigh on equities, combined with a mixed bag of earnings that came in “better than expected”, but were not particularly strong. Throughout April and most of May the S&P 500 oscillated between gains and losses and was up just +0.39% for the Second Quarter of 2023 through the close of May 24, 2023. However, after the market closed on May 24, 2023 Nvidia reported earnings that sent the stock up +24.37% the next day and the chase was on. Nvidia represents today the old adage that when a gold rush is on, one should sell picks and shovels. From 5/24/2023 through 6/30/2023 the S&P 500 rose +8.32% to finish a remarkable Second Quarter of 2023 +8.74%. This performance came despite a U.S. Debt Ceiling showdown in June 2023.

The Nvidia stock performance is emblematic of U.S. equity performance so far in 2023. For most of the first half of the year there was narrow performance leadership from a few single stocks that were dragging the rest of U.S. equities higher. This can be seen in the performance disparity between the market-capitalization-weighted S&P 500 and the S&P Equal Weighted Index, which was actually slightly negative in 2023 through May 31 (-0.65%), while the S&P 500 (cap-weighted) was +9.64%.

U.S. equity volatility continued to decline during the Second Quarter of 2023. Implied volatility (as measured by the CBOE VIX Index) averaged 16.48 during the Second Quarter of 2023, lower than the historical average. This was also the lowest quarterly average for the VIX since the end of 2019.

Without potentially compelling implications from AI, fixed income markets languished in reality during the Second Quarter of 2023. Another interest rate hike by the U.S. Federal Reserve in May 2023, coupled with the potential for more hikes later in the year meant fixed income remained range-bound during the quarter, with the Agg finishing -0.84% for the Second Quarter of 2023.

The Princeton Premium Fund returned +1.51% in the Second Quarter of 2023. The Fund posted positive performance in each of the three months during the quarter.

During the quarter, the option trading strategy utilized by the Fund contributed positively to performance. In addition, the Fund’s allocation to fixed income securities and money market funds contributed positively to performance. The Fund did not have as many opportunities to place “extra trades” as have been available in prior quarters due to the lower U.S. equity market volatility.

www.PrincetonPremiumFund.com	1.888.868.9501

Q3 2023

The “higher for longer” mantra the US Federal Reserve has been espousing during 2023 may have finally sunk in for markets during the Third Quarter of 2023. The 10 year yield on US Treasury debt went up by +0.73% during the quarter, topping out at 4.61% (on a closing basis) on 9/24/2023. This high exceeded the 2022 high of 4.24% from 10/24/2022, and was the highest that particular yield had been since 2007.

The move came in spite of a “Fed pause” in July, where the US Federal Reserve did not raise interest rates. One could blame the aforementioned talk from the likes of Fed Chair Jerome Powell that they will hold the Fed Funds Rate at high levels to continue to combat inflation. However, the quarter also saw a downgrade of the credit rating of US debt by Fitch on 8/1/2023, a large supply of US debt issuance following the resolution of the debt ceiling debate in June 2023, and the beginnings of a spending debate in the US Congress. This confluence of events introduced significant volatility into the fixed income market, sending the Bloomberg US Aggregate Index down -3.23% during the Third Quarter of 2023.

The US equity market seemingly commiserated with fixed income markets during the Third Quarter of 2023. The quarter actually started out strong for stocks, with the S&P 500 rising +3.21% during July 2023. However, July 31 proved to be the high for the quarter. Equities began declining on August 1st, in a move that became exacerbated after Fitch announced the downgrade of US debt once the market closed that day. A month-end rally meant that the S&P 500 was -1.59% during August, but the cracks were starting to form at that point. Stocks posted somewhat steady declines during September 2023, sending the S&P 500 down -4.77%, the worst month of 2023 for the index so far.

The issues facing US equities didn’t seem to show up in the volatility markets. U.S. equity volatility, on an average basis, actually continued to decline during the Third Quarter of 2023. Implied volatility (as measured by the CBOE VIX Index) averaged 14.99 during the Third Quarter of 2023, lower than the historical average. This was also the lowest quarterly average for the VIX since the end of 2019. However, the VIX did end the quarter at 17.52, much higher than the 13.59 it started the quarter.

The Princeton Premium Fund returned +2.35% in the Third Quarter of 2023. The Fund posted positive performance in each of the three months during the quarter. These gains came even as the S&P 500 and the Agg had down quarters.

During the quarter, the option trading strategy utilized by the Fund contributed positively to performance. In addition, the Fund’s allocation to fixed income securities and money market funds contributed positively to performance. Spikes in volatility during the quarter provided several opportunities for the Fund to write “extra” trades at what were believed to be probabilities greater than 99.99% that the trades would expire profitable. All of the “extra” trades did in fact expire profitable.

Other Investment Notes:

The portion of the Fund invested in fixed income contributed positively to performance throughout the Investment Period. The Fund currently invests in a portfolio of 90-day Treasury Bills and money market funds. In 2023 the Fund began paying quarterly distributions in addition to any year-end distribution. The Fund Distributed $0.1215/share in March 2023, $0.1221/share in June 2023, and $0.1238/share in September 2023. These quarterly distributions had no impact on the Fund’s Investment Strategy. The quarterly distributions may have resulted in return of capital.

www.PrincetonPremiumFund.com	1.888.868.9501

Outlook

The current outlook across asset classes seems uncertain. Geopolitical headlines have begun dominating the news, but there are domestic issues facing the US as well. The “AI narrative” that captivated markets during the first half of 2023 also seems to be fading back to reality as investors seem less interested in paying up for future growth in the face of higher interest rates. Regardless of how these situations resolve, we believe the Princeton Premium Fund has the potential to produce positive results whether equity markets and interest rates are rising or falling.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Premium Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Premium Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

www.PrincetonPremiumFund.com	1.888.868.9501

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as November 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual funds involve risk, including possible loss of principal.

There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Options involve risks possibly greater than the risks associated with investing directly in securities. There is no guarantee that the sub-adviser’s options strategy will be effective or that suitable transactions will be available.

The Fund uses options to increase the Fund’s combined long and short exposure which creates leverage, which can magnify the Fund’s potential for gain or loss. The Fund expects its premium collection options strategy to be market neutral and therefore the Fund does not expect to participate fully in positive markets which may not generate positive returns as intended. Liquidity risk may prevent the Fund from selling illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Dramatic or abrupt volatility within the market would negatively impact the Fund’s premium collection options strategy. The Fund’s return may not match the return of the S&P 500 Index because it is not investing the equity securities that comprise such index. The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities.

Definitions:

A Call or Put Option is an agreement that gives an investor the right, but not the obligation, to buy or sell (respectively) a stock, bond, commodity or other instrument at a specified price within a specific time period.

The Strike Price of an option refers to the price at which a call or put option can be exercised (put into effect).

The Expiration Date of an option refers to the last day that the option is valid.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Cboe Volatility Index (VIX Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Bloomberg US Aggregate Bond Index, a broad -based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

7966-NLD 11/15/2023

www.PrincetonPremiumFund.com	1.888.868.9501

Princeton Premium Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2023

The Fund’s performance figures* for the period ended September 30, 2023, as compared to its benchmark:

		Annualized	Annualized	Annualized Inception** -
	One Year	Three Year	Five Year	September 30, 2023
Princeton Premium Fund Class A	6.99%	8.56%	5.54%	5.19%
Princeton Premium Fund Class A with load	0.84%	6.44%	4.30%	4.29%
Princeton Premium Fund Class I	7.14%	8.85%	5.80%	5.46%
S&P 500 Total Return Index	21.62%	10.15%	9.92%	12.37%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 29, 2023. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the advisor not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 2.57% for Class A shares and 2.31% for Class I shares per the January 30, 2023 prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.47% for Class A and 2.21% for Class I shares per the January 30, 2023 prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

**	Inception date for the fund is November 16, 2016.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of September 30, 2023	% of Net Assets
U.S. Government & Agencies	91.8%
Money Market Fund	3.7%
Put Options Purchased	0.1%
Other Assets Less Liabilities ***	4.4%
100.0%

***	Includes derivative exposure.

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PRINCETON PREMIUM FUND
SCHEDULE OF INVESTMENTS
September 30, 2023

Principal
Amount ($)		Yield Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 91.8%
	U.S. TREASURY BILLS — 91.8%
25,000,000	United States Treasury Bill(a)(d)	5.2911	10/05/23	$24,989,039
25,000,000	United States Treasury Bill(a)(d)	5.3040	10/12/23	24,963,420
25,000,000	United States Treasury Bill(a)(d)	5.3020	10/19/23	24,937,726
25,000,000	United States Treasury Bill(a)(d)	5.3087	10/26/23	24,912,225
24,000,000	United States Treasury Bill(a)(d)	5.3084	11/09/23	23,866,075
25,000,000	United States Treasury Bill(a)(d)	5.3127	11/16/23	24,834,693
23,000,000	United States Treasury Bill(a)(d)	5.3519	11/24/23	22,820,790
25,000,000	United States Treasury Bill(a)(d)	5.3517	11/30/23	24,782,028
25,000,000	United States Treasury Bill(a)(d)	5.3029	12/07/23	24,756,740
35,000,000	United States Treasury Bill(a)(d)	5.2969	12/14/23	34,623,539
25,000,000	United States Treasury Bill(a)(d)	5.3520	12/21/23	24,705,347
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $280,151,365)			280,191,622

Shares		Fair Value
	SHORT-TERM INVESTMENT - 3.7%
	MONEY MARKET FUND - 3.7%
11,265,818	Dreyfus Government Cash Management, Class I, 5.22% (Cost $11,265,818)(b)	11,265,818

Contracts(c)		Broker	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 0.1%
	PUT OPTIONS PURCHASED - 0.1%
1,108	S&P 500 Index	IB	10/06/2023	$3,525	$390,570,000	$36,010
5,164	S&P 500 Index	IB	10/06/2023	3,550	1,833,220,000	180,740
6,272	S&P 500 Index	IB	10/06/2023	3,575	2,242,240,000	235,200
	TOTAL PUT OPTIONS PURCHASED (Cost - $424,800)					451,950

	TOTAL INDEX OPTIONS PURCHASED (Cost - $424,800)					451,950

	TOTAL INVESTMENTS - 95.6% (Cost $291,841,983)					$291,909,390
	PUT OPTIONS WRITTEN - (0.2)% (Proceeds - $534,834)					(577,390)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.6%					13,944,987
	NET ASSETS - 100.0%					$305,276,987

See accompanying notes to financial statements.

PRINCETON PREMIUM FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Contracts(c)		Broker	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN INDEX OPTIONS - (0.2)%
	PUT OPTIONS WRITTEN - (0.2)%
1,108	S&P 500 Index	IB	10/06/2023	$3,625	$401,650,000	$47,090
5,164	S&P 500 Index	IB	10/06/2023	3,650	1,884,860,000	232,380
6,272	S&P 500 Index	IB	10/06/2023	3,675	2,304,960,000	297,920
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $534,834)					577,390

	TOTAL INDEX OPTIONS WRITTEN (Proceeds - $534,834)					$577,390

IB	Interactive Brokers

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(d)	All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounted to $270,296,480.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

ASSETS
Investment securities:
At cost	$291,841,983
At fair value	$291,909,390
Due from broker	13,313,073
Receivable for Fund shares sold	1,402,232
Receivable for securities sold	534,834
Interest receivable	61,080
Prepaid expenses and other assets	38,245
TOTAL ASSETS	307,258,854

LIABILITIES
Options written, at fair value (proceeds $534,834)	577,390
Payable for Fund shares redeemed	458,910
Payable for securities purchased	424,800
Investment advisory fees payable	387,015
Payable to related parties	66,199
Accrued expenses and other liabilities	63,529
Distribution (12b-1) fees payable	4,024
TOTAL LIABILITIES	1,981,867
NET ASSETS	$305,276,987

Net Assets Consist Of:
Paid in capital	$298,956,482
Accumulated earnings	6,320,505
NET ASSETS	$305,276,987

Net Asset Value Per Share:
Class A Shares:
Net Assets	$19,682,091
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,634,122
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.04	(b)
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$12.78

Class I Shares:
Net Assets	$285,594,896
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	23,293,174
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.26

(a)	On investments of $25,000 or more, the offering price is reduced.

(b)	The NAV and offering price shown above differs from the traded NAV on September 29, 2023 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

INVESTMENT INCOME
Interest	$13,323,942
TOTAL INVESTMENT INCOME	13,323,942

EXPENSES
Investment advisory fees	5,444,267
Distribution (12b-1) fees:
Class A	48,882
Broker fees	2,407,779
Administrative services fees	247,923
Third Party Administrative Servicing fees	233,604
Registration fees	90,002
Accounting services fees	73,400
Transfer agent fees	55,873
Printing and postage expenses	33,166
Custodian fees	32,391
Compliance officer fees	25,997
Audit and tax fees	23,088
Trustees fees and expenses	19,789
Legal fees	19,645
Insurance expense	3,521
Other expenses	43,925
TOTAL EXPENSES	8,803,252

Less: Fees waived by the advisor	(279,504)
NET EXPENSES	8,523,748
NET INVESTMENT INCOME	4,800,194

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(52,888,219)
Options Written	69,543,485
16,655,266
Net change in unrealized appreciation (depreciation) on:
Investments	330,255
Options Written	(494,126)
(163,871)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,491,395
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,291,589

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
FROM OPERATIONS
Net investment income (loss)	$4,800,194	$(2,397,645)
Net realized gain from investments and options written	16,655,266	4,800,589
Net change in unrealized depreciation on investments and options written	(163,871)	(811)
Net increase in net assets resulting from operations	21,291,589	2,402,133

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(935,012)	(266,439)
Class I	(14,293,602)	(6,591,007)
Net decrease in net assets from distributions to shareholders	(15,228,614)	(6,857,446)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,529,119	17,097,316
Class I	115,646,482	285,069,264
Net asset value of shares issued in reinvestment of distributions:
Class A	917,002	251,320
Class I	13,209,246	6,008,642
Payments for shares redeemed:
Class A	(2,880,325)	(2,235,846)
Class I	(143,639,872)	(60,343,154)
Net increase (decrease) in net assets from shares of beneficial interest	(14,218,348)	245,847,542

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,155,373)	241,392,229

NET ASSETS
Beginning of Year	313,432,360	72,040,131
End of Year	$305,276,987	$313,432,360

SHARE ACTIVITY
Class A:
Shares Sold	212,786	1,464,122
Shares Reinvested	77,395	21,280
Shares Redeemed	(241,196)	(190,261)
Net increase in shares of beneficial interest outstanding	48,985	1,295,141

Class I:
Shares Sold	9,533,180	23,626,152
Shares Reinvested	1,096,257	501,556
Shares Redeemed	(11,858,310)	(5,039,205)
Net increase (decrease) in shares of beneficial interest outstanding	(1,228,873)	19,088,503

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class A	September 30, 2023		September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019
Net asset value, beginning of year	$11.82		$12.44		$10.65		$10.66		$10.53

Activity from investment operations:
Net investment income (loss) (1)	0.16		(0.18)		(0.28)		(0.15)		(0.09)
Net realized and unrealized gain on investments and options written	0.64		0.42		2.12		0.17		0.31
Total from investment operations	0.80		0.24		1.84		0.02		0.22

Less distributions from:
Net investment income	(0.35)		—		—		—		—
Net realized gains	(0.23)		(0.86)		(0.05)		(0.03)		(0.09)
Return of capital	—		—		—		(0.00	) (9)	—
Total distributions	(0.58)		(0.86)		(0.05)		(0.03)		(0.09)

Net asset value, end of year	$12.04		$11.82		$12.44		$10.65		$10.66
Total return (2)	6.90%		1.92%		17.34%		0.14%		2.20%
Net assets, at end of year (000s)	$19,682		$18,742		$3,606		$3,724		$8,229

Ratio of gross expenses to average net assets (3)	3.09	% (8)	2.55	% (7)	2.83	% (6)	2.95	% (5)	3.46	% (4)
Ratio of net expenses to average net assets	3.00	% (8)	2.45	% (7)	2.44	% (6)	2.52	% (5)	3.00	% (4)
Ratio of net investment income (loss) to average net assets	1.32	% (8)	(1.50	)% (7)	(2.42	)% (6)	(1.56	)% (5)	(0.91	)% (4)
Portfolio Turnover Rate	0%		0%		0%		0%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(5)	Includes 0.32% for the year ended September 30, 2020 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(6)	Includes 0.24% for the year ended September 30, 2021 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(7)	Includes 0.25% for the year ended September 30, 2022 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(8)	Includes 0.80% for the year ended September 30, 2023 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(9)	Less than $0.005

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class I	September 30, 2023		September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019
Net asset value, beginning of year	$12.02		$12.59		$10.75		$10.74		$10.58

Activity from investment operations:
Net investment income (loss) (1)	0.19		(0.15)		(0.26)		(0.14)		(0.06)
Net realized and unrealized gain on investments and options written	0.65		0.44		2.15		0.18		0.31
Total from investment operations	0.84		0.29		1.89		0.04		0.25

Less distributions from:
Net investment income	(0.37)		—		—		—		—
Net realized gains	(0.23)		(0.86)		(0.05)		(0.03)		(0.09)
Return of capital	—		—		—		(0.00	) (9)	—
Total distributions	(0.60)		(0.86)		(0.05)		(0.03)		(0.09)

Net asset value, end of year	$12.26		$12.02		$12.59		$10.75		$10.74
Total return (2)	7.14%		2.31%		17.64%		0.33%		2.48%
Net assets, at end of year (000s)	$285,595		$294,691		$68,434		$30,181		$39,722

Ratio of gross expenses to average net assets (3)	2.81	% (8)	2.29	% (7)	2.58	% (6)	2.70	% (5)	3.21	% (4)
Ratio of net expenses to average net assets	2.72	% (8)	2.19	% (7)	2.19	% (6)	2.27	% (5)	2.75	% (4)
Ratio of net investment income (loss) to average net assets	1.56	% (8)	(1.27	)% (7)	(2.17	)% (6)	(1.31	)% (5)	(0.57	)% (4)
Portfolio Turnover Rate	0%		0%		0%		0%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(5)	Includes 0.32% for the year ended September 30, 2020 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(6)	Includes 0.24% for the year ended September 30, 2021 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(7)	Includes 0.24% for the year ended September 30, 2022 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(8)	Includes 0.77% for the year ended September 30, 2023 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(9)	Less than $0.005

See accompanying notes to financial statements.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.	ORGANIZATION

The Princeton Premium Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation and income. The Fund commenced operations on November 16, 2016.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%, which may be waived at Princeton Fund Advisors, LLC, (the “Advisor”) discretion. Class C shares are not available for purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Advisor as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund purchases and sells put options on the S&P 500 Index, utilizing a premium collection strategy that implements a put spread on the same option contract. For example, the Fund will sell a put option and buy back the same put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s put spreads each utilize the S&P 500 Index contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the put positions. The value of the derivative instruments outstanding as of September 30, 2023, as disclosed in the Schedule of Investments and the amount of unrealized gains and losses on derivative instruments during the year as disclosed above serve as an indicator of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The derivative instruments outstanding, as of September 30, 2023, as disclosed in the Schedule of Investments and Statement of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities for the year ended September 30, 2023:

Derivative	Risk Type	Statement of Assets and Liabilities	Fair Value
Options purchased	Equity	Investment securities: at fair value	$451,950
Options written	Equity	Options written, at fair value	(577,390)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain/Loss on Derivative
Option purchased	Net realized gain (loss) from Investments
Net change in unrealized appreciation (depreciation) on Investments
Options written	Net realized gain (loss) from Options Written
Net change in unrealized appreciation (depreciation) on Options Written

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The following is a summary of the Fund’s derivative investments activity recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2023:

		Realized gain (loss)
	Primary Risk	on options	Change in unrealized appreciation
Derivative Investment Type	Exposure	contracts	(depreciation) on options contracts
Options Purchased	Equity	$(52,888,257)	$313,023
Options Written	Equity	69,543,485	(494,126)

There were no offsetting arrangements as of September 30, 2023.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Investments valued using NAV as a practical expedient are excluded from the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$280,191,622	$—	$280,191,622
Put Options Purchased	451,950	—	—	451,950
Money Market Fund	11,265,818	—	—	11,265,818
Total	$11,717,768	$280,191,622	$—	$291,909,390
Liabilities *	Level 1	Level 2	Level 3	Total
Put Options Written	$577,390	$—	$—	$577,390
Total	$577,390	$—	$—	$577,390

The Fund did not hold any Level 3 securities during the year.

*	See Schedule of Investments for industry classification.

In accordance with its investment objectives the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Market and Geopolitical Risk. – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Non-Diversified Risk – The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of securities or investments than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the same securities or in investments that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk – Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the Advisor’s Spread Traded options strategy will be effective or that suitable transactions will be available. The Fund’s Spread Traded option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss is an amount equal to the 1) difference between either the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the Spread Traded option strategy occurs from the put trade, when the underlying price is less than or equal to the strike price of the short put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized to the call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, transaction and National Futures Association fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2020 through September 30, 2022 tax returns or expected to be taken in the Fund’s September 30, 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2023 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment Advisor.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets. For the year ended September 30, 2023, the Fund incurred advisory fees of $5,444,267 of which $387,015 is payable at September 30, 2023.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2024, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees), and contractual indemnification of Fund service providers (other than the Advisor) do not exceed 2.20% and 1.95% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”). For the year ended September 30, 2023 the Advisor waived fees and reimbursed expenses in the amount of $279,504 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The following amounts are subject to recapture by the Advisor by the following dates:

9/30/2024	9/30/2025	9/30/2026
$ 181,343	$ 179,995	$ 279,504

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2023, the Fund’s Class A shares incurred $48,882 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended September 30, 2023, the Distributor received $15,660 in underwriting commissions for sales of Class A shares, of which $2,384 was retained by the principal underwriter or other affiliated broker-dealers.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2023, the shareholders listed below each held more than 25% of the Fund and may be deemed to control the Fund.

% of Outstanding Shares
Schwab	37.6%
Pershing LLC	34.4%

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2023, and September 30, 2022, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$10,904,798	$1,769,488
Long-Term Capital Gain	4,323,816	5,087,958
Return of Capital	—	—
	$15,228,614	$6,857,446

As of September 30, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$6,280,248	$—	$—	$—	$40,257	$6,320,505

The difference between book basis and tax basis accumulated realized gain/(loss) on security transactions and unrealized appreciation is primarily attributable to the mark-to-market on 1256 option contracts.

During the fiscal year ended September 30, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of equalization, resulted in reclassification for the year ended September 30, 2023, as follows:

Paid
In	Distributable
Capital	Earnings
$1,735,993	$(1,735,993)

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross
Cost for Federal	Unrealized	Unrealized	Tax Net Unrealized
Tax purposes	Appreciation	Depreciation	Appreciation
$291,291,743	$129,350	$(89,093)	$40,257

8.	RECENT REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Princeton Premium Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Princeton Premium Fund (the Fund), a series of the Northern Lights Fund Trust, including the schedule of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado
November 29, 2023

Princeton Premium Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2023

As a shareholder of the Princeton Premium Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Premium Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Premium Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	4/1/2023	9/30/2023	4/1/2023 - 9/30/2023	4/1/2023 - 9/30/2023
Class A	$1,000.00	$1,038.30	$16.31	3.19%
Class I	1,000.00	1,038.90	14.94	2.92%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	4/1/2023	9/30/2023	4/1/2023 - 9/30/2023	4/1/2023 - 9/30/2023
Class A	$1,000.00	$1,009.06	$16.08	3.19%
Class I	1,000.00	1,010.41	14.74	2.92%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half-year period).

**	Annualized.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

Princeton Fund Advisors, LLC
Adviser to Princeton Premium*

In connection with the regular meeting held on September 21-22, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“PFA” or the “Adviser”) and the Trust, with respect to the Princeton Premium Fund (“Princeton Premium” or the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board noted that PFA was founded in 2011 and it and its affiliates had approximately $2.9 billion in assets under management with affiliates as of June 30, 2023. The Board reviewed the background information on the key investment personnel who were responsible for servicing the Funds, considering their education and noting the investment team’s diverse financial industry experience, which included managing hedge funds and alternative products. The Board reviewed the investment process for Princeton Premium, noting that PFA employed an option premium collection strategy alongside a liquid fixed income strategy. The Board noted that PFA reported no material compliance or litigation issues since the last renewal of the Advisory Agreement and discussed the results of the firm’s last regulatory examination. The Board further noted that PFA dedicated sufficient resources to support the sophisticated trading strategies of the Fund. Based on the information provided, the Board concluded that PFA could be expected to continue to provide quality service to the Fund and its respective shareholders.

Performance. The Board observed that the Fund has underperformed its benchmark over the past year, its performance over the same period was reasonable compared to its peers and category. The Board acknowledged the Fund’s strong standard deviation and risk statistics consistent with the Fund’s strategy. Based on the information provided, the Board concluded that the Fund could be expected to continue to provide satisfactory returns to the Fund and its shareholders.

Fees and Expenses. The Board considered the advisory fee, noting that it was higher than both its peer group and Morningstar category medians and averages. The Board discussed the Fund’s net expense ratio, noting it was higher than its peer group and Morningstar category medians and averages but below the category high. The Board discussed the PFA’s justification

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2023

for the higher fee noting that PFA believed the fee was reasonable because of the strength and experience of its advisory team, the uniqueness of the Fund’s strategy and the significant time devoted by PFA, including an experienced options strategist who traded and monitored positions throughout the day. The Board noted that the Fund had an expense limitation agreement in place. After discussion, the Board concluded the advisory fee was not unreasonable.

Profitability. The Board reviewed PFA’s profitability analysis, noting that the Adviser was earning a profit. The Board acknowledged the effort required to maintain and manage the Fund’s investment program, considered the Adviser’s observations on the reasonableness of the profits, and determined PFA’s profits were not excessive with respect to the Fund.

Economies of Scale. The Board considered whether PFA had achieved economies of scale with respect to the Fund. The Board noted PFA’s belief that the Fund had capacity constraints at certain asset levels. The Board agreed that the expense limitation agreement had provided benefits to shareholders. The Board reviewed the Fund’s current asset levels and associated fee waivers and concluded that the Fund had not attained an asset level at which PFA had achieved meaningful economies of scale in managing the Fund and determined to revisit the matter if circumstances were to change.

Conclusion. Having requested and received such information from PFA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement with PFA was in the best interests of the Fund and its respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Premium Fund
Additional Information (Unaudited)
September 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024- 2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/23 – NLFT_v1

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2023, the Trust was comprised of 66 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/23 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888 -868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

Princeton Fund Advisors, LLC

1580 Lincoln Street, Suite 680

Denver, CO 80203

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PRINCEPREM-AR23

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $20,250

2022 - $19,250

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 - $3,900

2022 - $3,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                   2023       2022

Audit-Related Fees:      0.00%    0.00%

Tax Fees:                     0.00%    0.00%

All Other Fees:            0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,900

2022 - $3,900

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/23

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/8/23